Exhibit 99.1
Acquisition of Capital Bancorp, Inc. February 6, 2007 Capital Bancorp, Inc.

Forward Looking Statements This presentation contains forward looking statements with respect to financial condition, results of operations and business of Renasant Corporation ("Renasant") and Capital Bancorp, Inc. ("Capital"). These forward looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital and between Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues and expected market position of the combined company that may be realized from the transaction and (ii) Renasant and Capital's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects" or words of similar meaning generally are intended to identify forward looking statements. These statements are based upon the current beliefs and expectations of Renasant's and Capital's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward looking statements. Neither Renasant nor Capital assume any obligation to update forward looking statements. Capital Bancorp, Inc. 2

Additional Information About the Transaction In connection with the proposed merger, Renasant and Capital intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. This proxy statement/prospectus will be mailed to the shareholders of Capital. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38802 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203. Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant is set forth in the proxy statement for Renasant Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 9, 2006. Information about the directors and executive officers of Capital is set forth in the proxy statement for Capital Bancorp, Inc.’s 2006 annual meeting of shareholders, as filed with the SEC on April 13, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Capital Bancorp, Inc. 3

Overview of Acquisition Acquiring Capital Bancorp, Inc. is an excellent entry point for Renasant into the Nashville market Strategic fit that enhances the franchise Similar cultures and operating models R. Rick Hart (Capital CEO) & John H. Gregory, Jr. (Capital COO) will join Renasant’s management team Significant revenue enhancement opportunities CPBB Branch Low integration risk Capital Bancorp, Inc. 4

Terms of the Transaction Aggregate Value:(1) $136.5 million Deal Value Per Share:(2) $36.21 Per Share Consideration: Fixed exchange ratio of 1.2306 shares of Renasant common stock or $38.00 in cash for each share of Capital Bancorp common stock Consideration Mix: 60 — 65% stock, remainder in cash Termination Fee: $5.0 million Expected Close: Third quarter 2007 (1) Includes dilutive impact of options. Based on Renasant’s closing price of $28.46 on 1/30/07. (2) Based on 60% common stock / 40% cash consideration to common shareholders. Capital Bancorp, Inc. 5

Pricing Price / LTM EPS: 31.8 x Price / Book Value per Share: 374.9 % Price / Tangible Book Value per Share: 374.9 Core Deposit Premium: 37.4 One Day Market Premium:(1) 43.3
Data as of or for the twelve months ended 12/31/06. (1) Based on CPBB’s closing price of $25.25 on 1/30/07. Capital Bancorp, Inc. 6

Rationale for Acquisition Consistent with Renasant’s previously announced strategy to expand into attractive high growth markets Accelerates Renasant’s long term earnings growth rates Provides Renasant with an experienced management team and quality bank branches Presents an opportunity to sell Renasant’s broad array of banking and insurance products to Capital Bancorp’s client base Establishes Renasant in the Nashville MSA with an opportunity to take share from the competition Market turmoil from recent mergers creates opportunities for relationship-driven banks to move market share Consistent with past acquisitions into markets that have been successfully executed Capital Bancorp, Inc. 7

Pro Forma Franchise Balance Sheet Renasant Capital Corporation Bancorp Combined Offices:63 7 70 Assets: $2,611,356 $564,442 $3,175,798 Gross Loans: 1,865,434 465,682 2,331,116 Deposits: 2,108,965 464,952 2,573,917 Source: SNL Financial and Company filings. CPBB Branch RNST Branch Financial data as of 12/31/06. Dollars in thousands. Does not include purchase accounting adjustments. Capital Bancorp, Inc. 8

Market Characteristics Capital is located is the heart of the Nashville MSA Population increase has caused the housing Nashville market to surpass national trends with 14,304 permits issued year to date as of November 2006, an increase of 32% since 2002 The diverse economy is generally more Profession and Education and insulated from national economic trends Leisure and Business Health Services Hospitality Services 13.5% 10.4% Recent Accolades: 13.0% Other 5.5% #1 Smart City (Kiplinger’s Personal Finance Magazine) Finance 6.0% #1 America’s Hottest City (Expansion Management) #7 Best Place for Business and Careers (Forbes Magazine) Government Trade, 15.2% Transportation, Manufacturing #8 Hot City For Entrepreneurs (Entrepreneur Magazine) and Utilities16.4% 20.0% Source: U.S. Department of Labor. Capital Bancorp, Inc. 9

Attractive Market Dynamics Top Southeast MSAs Top Southeast MSAs 2006 Population (in Millions) Total Deposits (in Billions) 1 Miami-Fort Lauderdale-Miami Beach, FL 5.57 1 Washington-Arlington-Alexandria, DC-VA-MD-WV $187.8 2 Washington-Arlington-Alexandria, DC-VA-MD-WV 5.38 2 Miami-Fort Lauderdale-Miami Beach, FL 151.7 3 Atlanta-Sandy Springs-Marietta, GA 5.23 3 Atlanta-Sandy Springs-Marietta, GA 116.7 4 Tampa-St.Petersburg-Clearwater, FL 2.72 4 Charlotte-Gastonia-Concord, NC-SC 95.3 5 Orlando-Kissimmee, FL 2.03 5 Tampa-St.Petersburg-Clearwater, FL 55.2 6 Virginia Beach-Norfolk-Newport News, VA-NC 1.68 6 Richmond, VA 38.7 7 Charlotte-Gastonia-Concord, NC-SC 1.57 7 Orlando-Kissimmee, FL 34.9 8 Nashville-Davidson-Murfreesboro, TN 1.48 8 Jacksonville, FL 33.0 9 Jacksonville, FL 1.32 9 New Orleans-Metairie-Kenner, LA 29.8 10 Memphis, TN-MS-AR 1.30 10 Nashville-Davidson-Murfreesboro, TN 29.6 Population in the Nashville MSA has increased by 13.1% since 2000 while deposits have increased by 66.0% 2006 — 2011 projected population growth of 10.9% 2006 — 2011 projected median household income growth of 19.7% Source: SNL Financial and FDIC. Capital Bancorp, Inc. 10

Market Share Opportunity Deposits Market Rank Institution ($000) Share Branches 1 Regions Financial Corp. (AL) $6,421,550 22.65% 88 2 SunTrust Banks Inc. (GA) 4,491,264 15.84 59 3 Bank of America Corp. (NC) 4,444,939 15.68 40 4 First Horizon National Corp. (TN) 1,639,615 5.78 44 5 Pinnacle Financial Partners (TN) 1,523,298 5.37 16 6 Fifth Third Bancorp (OH) 1,127,806 3.98 24 7 U.S. Bancorp (MN) 945,331 3.33 41 8 Wilson Bank Holding Company (TN) 913,319 3.22 19 9 Greene County Bancshares Inc. (TN) 897,184 3.16 24 10 Mid-America Bancshares Inc. (TN) 758,964 2.68 14 11 Synovus Financial Corp. (GA) 503,081 1.77 8 12 Tennessee Commerce Bancorp Inc (TN) 462,018 1.63 1 13 Pro Forma Company (MS) 422,212 1.49 8 14 First Farmers Bancshares Inc. (TN) 319,905 1.13 9 15 First South Bancorp Inc. (TN) 295,901 1.04 8 Top 3 institutions in the Nashville MSA control over 54% of the deposits Source: SNL Financial. Deposit data as of 6/30/06. Capital Bancorp, Inc. 11

Deposit Composition by State Current Renasant Franchise Pro Forma Franchise MS 65% MS 54% TN 29% TN 14% AL AL 21% 17% Source: SNL Financial. RNST and CPBB deposit data as of 6/30/06. Capital Bancorp, Inc. 12

Loan Composition by State Current Renasant Franchise Pro Forma Franchise MS 54% TN MS 36% 43% TN 19% AL AL 21% 27% Source: Company reports. RNST and CPBB loan data as of 12/31/06. Capital Bancorp, Inc. 13

Financial Assumptions Cost Savings: $1.8 million after-tax Core Deposit Intangible: 3.0% of Capital’s transaction accounts amortized over 10 years, 150% declining method Earnings Estimates: — RNST earnings estimates per First Call consensus - CPBB earnings estimates per management One-Time Transaction Costs: $5.0 million after-tax Due Diligence:Completed Capital Bancorp, Inc. 14

EPS Impact We expect initial GAAP EPS dilution as a result of the acquisition Using our assumptions, we anticipate approximately 2 years of GAAP EPS dilution Capital Bancorp, Inc. 15

Summary The acquisition of Capital is a strong strategic fit for Renasant Nashville market enhances Renasant’s franchise Low execution risk with Capital management team joining Renasant Opportunities for synergies and revenue enhancements Excellent platform for growth in the demographically attractive Nashville market Capital Bancorp, Inc. 16

Acquisition of Capital Bancorp, Inc. February 6, 2007 Capital Bancorp, Inc.